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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 31, 2003



                           OraSure Technologies, Inc.
                           --------------------------
                 (Exact name of issuer as specified in charter)



        DELAWARE                     1-10492                      36-4370966
     (State or Other               (Commission                 (I.R.S. Employer
       Jurisdiction                    file                     Identification
   of Incorporation or                number)                       Number)
      Organization)


                              220 East First Street
                       Bethlehem, Pennsylvania 18015-1360
                    (Address of principal executive offices)



                                 (610) 882-1820
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

OraSure Technologies, Inc. (the "Company") issued a press release on January 31, 2003, announcing that it had submitted an application to the U.S. Food and Drug Administration (the "FDA") for a waiver under the Clinical Laboratory Improvements Amendments of 1988 ("CLIA") for the Company's OraQuick(R) Rapid HIV-1 Antibody Test (the "OraQuick(R) Test"). A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The Company issued a second press release on January 31, 2003, announcing that the FDA has approved the Company's application for a CLIA waiver for the OraQuick(R) Test. A copy of the press release is attached to this Report as
Exhibit 99.2 and is incorporated herein by reference.

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Signatures

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          OraSure Technologies, Inc.

Date: January 31, 2003                    By: /s/ Jack E. Jerrett
                                              ----------------------------------
                                              Jack E. Jerrett
                                              Vice President, General Counsel
                                              and Secretary

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                                  EXHIBIT INDEX

Exhibit
-------

   99.1 Press Release issued January 31, 2003 by OraSure Technologies announcing that it has submitted an application to the U.S. Food and Drug Administration for a waiver under the Clinical Laboratory Improvements Amendments of 1988 ("CLIA") for the Company's OraQuick(R) Rapid HIV-1 Antibody Test.

   99.2 Press Release issued January 31, 2003 by OraSure Technologies announcing that the U.S. Food and Drug Administration has approved a CLIA waiver for the Company's OraQuick(R) Rapid HIV-1 Antibody Test.